UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

OSPREY TECHNOLOGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39113	83-1833760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, 10th Floor Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 920-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SFTW.U	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 8.01 is incorporated herein by this reference.

Item 8.01	Other Events

As previously reported on a Current Report on Form 8-K of Osprey Technology Acquisition Corp. (the “Company”), on November 5, 2019, the Company consummated its initial public offering (“IPO”) of 27,500,000 units (“Units”), each Unit consisting of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”) and one half of one redeemable warrant (each, a “Warrant”) where each whole Warrant entitles the holder to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-234180). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $275,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 4,125,000 Units to cover aver-allotments, if any (“Over-Allotment Units”). The underwriters exercised the option in full and on November 13, 2019 the Company sold 4,125,000 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $41,250,000.

As previously reported on a Current Report on Form 8-K of the Company, on November 5, 2019, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 7,500,000 redeemable warrants (“Placement Warrants”) to Osprey Sponsor II, LLC (the “Sponsor”), generating gross proceeds of $7,500,000. On November 13, 2019, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 825,000 Placement Warrants to the Sponsor, generating gross proceeds of $825,000.

A total of $316,250,000 of the net proceeds from the sale of Units in the IPO (including the Over-Allotment Units) and the private placements on November 5, 2019 and November 13, 2019 were placed in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 5, 2019 reflecting receipt of the net proceeds from the IPO and the Private Placement on November 5, 2019, but not the proceeds from the sale of the Over-Allotment Units nor the private placement on November 13, 2019, had been prepared by the Company and previously filed on a Current Report on Form 8-K on November 12, 2019. The Company’s unaudited pro forma balance sheet reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the private placement on November 13, 2019 is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Pro Forma Balance Sheet

99.2	Press Release dated November 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2019

OSPREY TECHNOLOGY ACQUISITION CORP.

By:	/s/ Jeffrey F. Brotman
Name:	Jeffrey F. Brotman
Title:	Chief Financial Officer, Chief Legal Officer and Secretary